公司註冊處
Companies Registry

法團成立表格
(股份有限公司)
Incorporation Form
(Company Limited by Shares)

表格 Form **NNC1**

註 Note

❽ 1 **建議採用的公司名稱 Proposed Company Name**

建議採用的公司英文名稱 Proposed English Company Name

Hongkong Internet Financial Services Limited

建議採用的公司中文名稱 Proposed Chinese Company Name

香港互聯網金融服務有限公司

❾ 2 **公司類別 Type of Company**

請在適用的空格內加上✓號 Please tick the relevant box

☑ 私人 Private ☐ 公眾 Public

❿ 3 **公司在香港的註冊辦事處的建議地址**
Proposed Address of the Company's Registered Office in Hong Kong

Unit 806, 8/F, Tower II,
Cheung Sha Wan Plaza,
833 Cheung Sha Wan Road, Kowloon,
HONG KONG

(本處不接納「轉交」地址或郵政信箱號碼 Care of addresses or post office box numbers are not acceptable)

⓫ 4 **電郵地址 Email Address**

N/A

❹ **提交人資料 Presentor's Reference**

姓名 Name: GOLD PROFIT SERVICES LIMITED
地址 Address: Unit 806, 8/F, Tower II, Cheung Sha Wan Plaza, 833 Cheung Sha Wan Road, Kowloon, Hong Kong

電話 Tel: (852) 2861 9883 傳真 Fax: (852) 2861 9885
電郵 Email:
檔號 Reference:

請勿填寫 本欄 For Official Use

Your Receipt
Companies Registry
H.K.

30/09/2015 15:05:24
Submission No.: 222331168/10
CR NO.:
Sh. Form.: NNC1

Revenue Code	Amount(HKD)
03	$1,425.00
24	$295.00

Receipt No.	Method	Amount(HKD)
222220618828	Chq	$1,720.00

Total Paid $1,720.00

指明編號 1/2014 (2014 年 3 月) Specification No. 1/2014 (March 2014)

⓬ 5 公司組成時的股本及最初的股份持有情況 Share Capital and Initial Shareholdings on the Company's Formation

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	建議發行的股份總數 Total Number of Shares Proposed to be Issued	貨幣 Currency	創辦成員認購的股本總額 Total Amount of Share Capital to be Subscribed by Founder Members (a)	建議發行的股份的將要繳付或視為已繳付的總款額 Total Amount to be Paid Up or to be Regarded as Paid Up on the Shares Proposed to be Issued (b)	建議發行的股份的尚未繳付或視為尚未繳付的總款額 Total Amount to Remain Unpaid or to be Regarded as Unpaid on the Shares Proposed to be Issued (a) – (b)
Ordinary	1	HKD	1.00	1.00	0
總值 Total	1	HKD	1.00	1.00	0

⓭ 5A 股份所附帶的權利的詳情 Particulars of Rights Attached to Shares

(只適用於發行超過一類股份的公司 Only applicable to company issuing more than 1 class of shares)

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	附帶的權利的詳情 (包括表決權；在分派股息時參與該項分派的權利；在分派股本時參與該項分派的權利；該類別股份是否屬可贖回股份等) Particulars of Rights Attached (Including voting rights; rights to participate in a distribution as respects dividends; rights to participate in a distribution as respects capital; whether the shares are redeemable etc.)

指明編號 1/2014 (2014 年 3 月) Specification No. 1/2014 (March 2014)

⓮ 6 創辦成員 Founder Members

(如超過兩名創辦成員，請用續頁A 填報 Use Continuation Sheet A if more than 2 founder members)

1 中文姓名／名稱 Name in Chinese: –

英文姓名／名稱 Name in English: China Internet Nationwide Financial Services Inc.

地址 Address:
Start Chambers,Wickham's Cay II,
P.O. Box 2221,
Road Town, Tortola,

國家／地區 Country／Region: British Virgin Islands

認購的股本 Share Capital to be Subscribed

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	建議向該成員發行的股份數目 Shares Proposed to be Issued to the Member		
	總數 Total Number	貨幣 Currency	總款額 Total Amount
Ordinary	1	HKD	1
總值 Total	1	HKD	1

2 中文姓名／名稱 Name in Chinese: N/A

英文姓名／名稱 Name in English:

地址 Address:

國家／地區 Country／Region:

認購的股本 Share Capital to be Subscribed

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	建議向該成員發行的股份數目 Shares Proposed to be Issued to the Member		
	總數 Total Number	貨幣 Currency	總款額 Total Amount
Ordinary		HKD	
總值 Total		HKD	

指明編號 1/2014 (2014 年 3 月) Specification No. 1/2014 (March 2014)

表格 Form **NNC1**

⑮ 7 **首任公司秘書 First Company Secretary**

(如超過一名公司秘書屬自然人或法人團體，請用續頁 B 填報 Use Continuation Sheet B if more than 1 company secretary is a natural person or a body corporate)

A. 公司秘書(自然人)Company Secretary (Natural Person)

中文姓名 Name in Chinese	N/A
英文姓名 Name in English	
姓氏 Surname	
名字 Other Names	
前用姓名 Previous Names	中文 Chinese: / 英文 English:
別名 Alias	中文 Chinese: / 英文 English:

⑯ 香港通訊地址 Hong Kong Correspondence Address

(本處不接納郵政信箱號碼 Post office box numbers are not acceptable)

⑰ 電郵地址 Email Address

⑱ **身分證明 Identification**

(a) 香港身分證號碼 Hong Kong Identity Card Number: ()

(b) 護照 Passport — 簽發國家 Issuing Country: / 號碼 Number:

⑳ **B. 公司秘書(法人團體)Company Secretary (Body Corporate)**

中文名稱 Name in Chinese	--
英文名稱 Name in English	CIA Asia Holdings Limited

⑲ 香港地址 Hong Kong Address

Unit 806, 8/F, Tower II,
Cheung Sha Wan Plaza,
833 Cheung Sha Wan Road, Kowloon,
HONG KONG

(本處不接納「轉交」地址或郵政信箱號碼 Care of addresses or post office box numbers are not acceptable)

⑰ 電郵地址 Email Address: --

公司編號 Company Number: 1448021

指明編號 1/2014 (2014 年 3 月) Specification No. 1/2014 (March 2014)

表格 Form **NNC1**

(15) 8 **首任董事 First Directors**

A. 董事(自然人) Director (Natural Person)

(如超過一名董事屬自然人，請用續頁C填報 Use Continuation Sheet C if more than 1 director is a natural person)

中文姓名 Name in Chinese	林建欣	
英文姓名 Name in English		
姓氏 Surname	Lin	
名字 Other Names	Jianxin	
前用姓名 Previous Names	--	--
	中文 Chinese	英文 English
別名 Alias	--	--
	中文 Chinese	英文 English

(21) 住址 Residential Address

Unit 611, Building 6, Lijiacheng Community,

Taijiang District, Fuzhou City,

Fujian Province,

國家／地區 Country／Region: CHINA

(本處不接納「轉交」地址或郵政信箱號碼 Care of addresses or post office box numbers are not acceptable)

(22) 電郵地址 Email Address: N/A

(23) **身分證明 Identification**

(a) 香港身分證號碼 Hong Kong Identity Card Number: ( )

(b) 護照 Passport

簽發國家 Issuing Country	號碼 Number
China	E21757755

(25) **提示 Advisory Note**

所有公司董事均應閱讀公司註冊處編製的《董事責任指引》，並熟悉該指引所概述的董事一般責任。
All directors of the company are advised to read 'A Guide on Directors' Duties' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guide.

(26) **出任董事職位同意書 Consent to Act as Director**

請在適用的空格內加上✓號 Please tick the relevent box

☑ **本人同意在公司成立為法團時擔任其董事，並確認本人已年滿18歲。**
I consent to be a director of the company on its incorporation and confirm that I have attained the age of 18 years.

簽署 Signed : Lin, Jianxin 林建欣

☐ **出任董事職位同意書會於公司成立為法團的日期後15日內交付登記。**
The Consent to Act as Director will be delivered for registrationnot later than 15 days after the date of incorporation of the company.

指明編號 1/2014 (2014年3月) Specification No. 1/2014 (March 2014)

8 首任董事 First Directors (續上頁 cont'd)

B. 董事(法人團體) Director (Body Corporate)

(如超過一名董事屬法人團體，請用續頁 D 填報 Use Continuation Sheet D if more than 1 director is a body corporate)

中文名稱 Name in Chinese	N/A
英文名稱 Name in English	
24 地址 Address	
國家／地區 Country／Region	

(本處不接納「轉交」地址或郵政信箱號碼 'Care of' addresses or post office box numbers are not acceptable)

22 電郵地址 Email Address	

公司編號 Company Number
(只適用於在香港註冊的法人團體 Only applicable to body corporate registered in Hong Kong)

25

提示 Advisory Note

所有公司董事均應閱讀公司註冊處編製的《董事責任指引》，並熟悉該指引所概述的董事一般責任。
All directors of the company are advised to read 'A Guide on Directors' Duties' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guide.

26 **出任董事職位同意書 Consent to Act as Director**

請在適用的空格內加上✓號 Please tick the relevant box

☐ 本人獲上述法人團體授權確認上述法人團體同意在公司成立為法團時擔任其董事。
I, being authorized by the above body corporate, confirm that the body corporate consents to be a director of this company on its incorporation.

簽署 Signed ：______________________________________

法人團體的董事／公司秘書／獲授權人士*
Director／Company Secretary／Authorized Person of the Body Corporate*

☐ 出任董事職位同意書會於公司成立為法團的日期後 15 日內交付登記。
The Consent to Act as Director will be delivered for registrationnot later than 15 days after the date of incorporation of the company.

**請刪去不適用者 Delete whichever does not apply*

表格 Form **NNC1**

❼ 9 創辦成員陳述書 Statement of Founder Member

本人現核證 I certify that :

(a) 本人為公司的創辦成員或獲其授權人士(如創辦成員為法人團體)並獲其他創辦成員(如有的話)授權簽署本表格。
I am a founder member of this company or an authorized person of a founder member, which is a body corporate (if applicable) and am authorized by the other founder members (if any) to sign this incorporation form.

(b) 名列本表格內的每一名屬自然人的公司秘書通常居於香港。
Each of the company secretaries named in this form who is a natural person ordinarily resides in Hong Kong.

(c) 名列本表格內但未簽署「出任董事職位同意書」的每一名董事已同意在公司成立為法團時擔任其董事，每一名屬自然人的董事並且已年滿 18 歲。
Each of the directors named in this form who has not signed the 'Consent to Act as Director' has consented to be a director of this company on its incorporation and each director who is a natural person has attained the age of 18 years.

(d) 所有創辦成員已為《公司條例》第 67(1)(a)條的目的而簽署公司的章程細則，並確認連同本表格交付的公司章程細則的文本的內容，與由所有創辦成員簽署的該等章程細則的內容相同。
The company's articleshave been signed by all founder members for the purposes of section 67(1)(a) of the Companies Ordinance. The contents of the copy of the company's articles delivered together with this form are the same as those of the articles signed by all founder members.

(e) 本表格所載的資料、陳述及詳情均屬準確，並與公司的章程細則內的資料、陳述及詳情相符。
TheInformation, statements and particulars contained in this form are accurate and consistent with those contained in the company's articles.

(f) 公司已遵守《公司條例》中就有關公司註冊的所有規定。
All the requirements of the Companies Ordinance in respect of the registration of the companyhave been complied with.

本表格包括下列續頁 This Form includes the following Continuation Sheet(s)

續頁 Continuation Sheet(s)	A	B	C	D
頁數 Number of pages	0	0	0	0

For and on behalf of
China Internet Nationwide Financial Services Inc.

❼ 簽署 Signed : [signature]

Lin, Jianxin 林建欣, Director
China Internet Nationwide Financial

姓名 Name : Services Inc.
創辦成員 Founder Member

日期 Date : 30 / 09 / 2015
日 DD / 月 MM / 年 YYYY

指明編號 1/2014 (2014 年 3 月) Specification No. 1/2014 (March 2014)